Exhibit 10.7

SUPPLEMENTARY AGREEMENT

This SUPPLEMENTARY AGREEMENT (this “Supplementary Agreement”) is made as of July 15, 2009 by and among CHINACACHE INTERNATIONAL HOLDINGS LTD., a company incorporated in the Cayman Islands (the “Company”); CONSOLIDATED CAPITAL HOLDINGS, LTD., an exempted company incorporated under the laws of the British Virgin Islands (“CCH”); SONG WANG, an individual with PRC Identification Card No.:            ; XIAO HONG KOU, an individual with PRC Identification Card No.:            ; and the Series B Investors listed on Schedule A-2 hereto (each a “Series B Investor” and collectively the “Series B Investors”).  Song Wang and Xiao Hong Kou shall collectively be referred to as the “Founders” and each individually referred to as a “Founder”. The Company, CCH, the Founders and the Series B Investors shall collectively be referred to as the “Parties” and each individually referred to as a “Party”.

RECITALS

A.            The Company, CCH, the Founders, Intel Capital Corporation (“Intel”) and the Series B Investors are parties to the option agreement dated as of April 20, 2007 (the “Original Agreement”) in relation to the grant of the Options by Intel Capital Corporation and the Series B Investors to the Founders.  All capitalized terms used herein without definition herein shall have the meanings set forth in the Original Agreement.

B.            Pursuant to the Original Agreement, upon the date that the Company delivers the 2007 Accounts to the Series B Investors and Intel Capital Corporation (such date, the “Grant Date”), if the 2007 Revenue as reflected in the 2007 Accounts is at least RMB148,505,627.21 (the “Revenue Milestone”), each Series B Investor and Intel Capital Corporation shall grant to each Founder an option (collectively, the “Options”) to purchase such number of Option Shares as set forth opposite such Series B Investor’s name on Schedule A to the Original Agreement.

C.            On March 21, 2008, Intel entered into a Sale and Purchase Agreement with Qiming Venture Partners, L.P., Qiming Managing Directors Fund, L.P., Ignition Venture Partners III, L.P. and Ignition Managing Directors Fund III, LLC (collectively, the “Intel Shares Buyers”) , where by Intel transferred all of its 5,123,213 Series B Preferred Shares in the Company to the Intel Shares Buyers (“Intel’s Transfer”).  Under the Sale and Purchase Agreement, the title to, beneficial ownership of, and any risk attaching to, the sold shares, together with all associated rights and benefits attaching thereto, shall be passed on to the Intel Shares Buyers.  As such, the Intel Shares Buyers shall assume Intel’s liability under the Original Agreement.

D.            The Parties, being the same parties to the Original Agreement, wish to make the following amendment and clarification with regard to the Original Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Parties agree as follows:

1.             Acknowledgment of Achievement of Revenue Milestone.  Each of the Series B Investors acknowledges and confirms that the 2007 Accounts was delivered to it on April 1,

2008, and based on the 2007 Revenue as reflected in the 2007 Accounts, the Revenue Milestone has been achieved.  The Parties acknowledge and agree that both the Vesting Commencement Date and the Grant Date of the Options shall be April 1, 2008.

2.             Amendments to the Original Agreement.  The Parties hereby agree to amend the Original Agreement in accordance with this Section 2.

2.1           Schedule A (Schedule of Options) of the Original Agreement shall be deleted in its entirety and replaced with Schedule A-1 hereto.  Accordingly, the total number of Option Shares issuable to the Founders, upon their full exercise of the Options, shall be reduced from 3,400,000 to 2,400,000.  The Parties agree, subject to the provisions of this Supplementary Agreement, that the amendment to the Original Agreement as set out in this Section 2.1 shall take effect on the Grant Date (namely, April 1, 2008).

2.2           The Parties agree that, due to Intel’s Transfer, the Options and the number of corresponding Option Shares issuable by the Intel Shares Buyers to Wang Song shall be increased by 83,732 and to Jean Kou increased by 68,508 (the “Option Transfer”).  As a result of the Option Transfer, the Schedule of Option set forth in Schedule A-1 hereto shall be replaced by that shown on Schedule A-2 hereto.  The Option Transfer shall take effect on the date on which Intel’s Transfer becomes effective.   Upon the effectiveness of Intel’s Transfer, Intel shall have no further obligation under the Original Agreement and shall no longer be a party to the Original Agreement.

2.3           The Parties agree, subject to the provisions of this Supplementary Agreement, that section 17.2 (Arbitration) of the Original Agreement shall be amended by deleting the words “three (3) arbitrators” in the sixth (6th) line and replacing them with the words “one (1) arbitrator”.  The Parties agree that the amendment to section 17.2 of the Original Agreement as set out in this Section 2.2 shall take effect from the date of this Supplementary Agreement.

3.             Grant of the Option.  The Parties acknowledge and agree, subject to and conditional upon Sections 2.1 and 2.2 above, that the Options shall be deemed to have been granted to the Founders on April 1, 2008.

4.             Delivery of Notices.  By executing this Supplementary Agreement, the Parties waive strict compliance with the time period set out in section 2.2 of the Original Agreement.  As soon as practicable following the execution of this Supplementary Agreement, each of the Series B Investors shall send to each Founder the Notice, in the form attached as Schedule A of the Original Agreement, reflecting the number of Option Shares granted to such Founder, subject to the amendment set out in Sections 2.1 and 2.2 above.

5.             Vested and Unvested Options.  Pursuant to Sections 1, 2.1, 2.2 and 3 above, as of the date of this Supplementary Agreement, the Options corresponding to twenty-five percent (25%) of the Option Shares, namely 600,000 Option Shares, have vested and are accordingly available for exercise by the Founders in accordance with the Original Agreement, and the Options corresponding to a total of 1,800,000 Option Shares continue to be subject to the Vesting Schedule.

6.             Repurchase of Series B Preferred Shares.  Subject to and conditional upon Sections 2.1 and 2.2 above, each Series B Investor agrees to transfer and sell to the Company, and the Company agrees to repurchase from each Series B Investor, such number of Series B Preferred Shares as set forth opposite such Series B Investor’s name on Schedule B hereto, at a price equals to the par value of the Series B Preferred Shares (the “Repurchase”).  The Parties agree to enter into all documents and take all actions necessary to give effect to the Repurchase within ten (10) Business Days following the date of this Supplementary Agreement.  The Parties acknowledge that the conversion ratio between the Series B Preferred Shares and the Ordinary Shares is 1:1 as of the date of this Supplementary Agreement.

7.             Incorporation and Interpretation.

7.1           Except to the extent expressly amended by the provisions of this Supplementary Agreement, the terms and conditions of the Original Agreement and all other instruments and agreements executed, delivered or entered into thereunder or pursuant thereto are hereby confirmed and shall remain in full force and effect.

7.2           The Original Agreement and this Supplementary Agreement shall be read and construed as one document and this Supplementary Agreement shall be considered to be part of the Original Agreement.  Accordingly, the term “Agreement” as used in the Original Agreement, and all references to the Original Agreement, howsoever expressed, in all other instruments and agreements executed thereunder or pursuant thereto, shall for all purposes refer to the Original Agreement as amended by this Supplementary Agreement.

8.             Governing Law.  This Agreement shall be governed in all respects by the laws of the Hong Kong Special Administrative Region without regard to conflicts of law principles.

9.             Dispute Resolution.

9.1           Negotiation Between Parties; Mediations.  The Parties agree to negotiate in good faith to resolve any dispute between them regarding this Supplementary Agreement.  If the negotiations do not resolve the dispute to the reasonable satisfaction of the relevant Parties, then each Party to the dispute that is a company shall nominate one (1) authorized officer as its representative.  The relevant Parties or their representatives, as the case may be, shall, within thirty (30) days of a written request by either Party to call such a meeting, meet in person and alone (except for one (1) assistant for each Party) and shall attempt in good faith to resolve the dispute.  If the disputes cannot be resolved by such senior managers in such meeting, the Parties agree that they shall, if requested in writing by either Party, meet within thirty (30) days after such written notification for one (1) day with an impartial mediator and consider dispute resolution alternatives other than formal arbitration.  If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one (1) day mediation, either Party to the dispute may begin formal arbitration proceedings to be conducted in accordance with Section 9.2 below.  This procedure shall be a prerequisite before taking any additional action hereunder.

9.2           Arbitration.  In the event the Parties are unable to settle a dispute between them regarding this Supplementary Agreement in accordance with subsection (a) above, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (“UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (b), subject to the following: (i) the arbitration tribunal shall consist of one (1) arbitrator to be appointed according to the UNCITRAL Rules; and (ii) the language of the arbitration shall be English.  Notwithstanding anything in this Supplementary Agreement or in the UNCITRAL Rules or otherwise, the arbitration tribunal shall not have the power to award injunctive relief or any other equitable remedy of any kind against any Series B Investor unless such award both (x) is expressly appealable to and subject to de novo review by the courts of Hong Kong, and (y) would not, if upheld, have the effect of impairing, restricting, or imposing any conditions on the right or ability of such Series B Investor or any of its Affiliates to conduct its respective business operations or to make or dispose of any other investments.  The prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

10.           JAFCO Rights.  Any rights of JAFCO under this Agreement may, without prejudice to the rights of JAFCO to exercise any such rights, be exercised by JAFCO Investment (Asia Pacific) Ltd. (“JIAP”) or any other fund manager of JAFCO or their nominees (“JAFCO Manager”), unless JAFCO has (a) given notice to the other parties that any such rights cannot be exercised by JIAP or a JAFCO Manager; and (b) not given notice to the other parties that such notice which is given under this Section 9 has been revoked.

IN WITNESS WHEREOF, the Parties hereto have executed this Supplementary Agreement as of the date first above written.

/s/ Song Wang	/s/ Xiao-Hong Kou
Song Wang as an individual	Xiao-Hong Kou as an individual

CONSOLIDATED CAPITAL HOLDINGS, LTD.	CHINACACHE INTERNATIONAL HOLDINGS LTD.

By: /s/ Xiao-Hong Kou	By: /s/ Xiao-Hong Kou
Name:	Name:
Title:	Title:

Contacts:

6th Floor, Tower A, Xingke Plaza,

No. 10, Jiuxianqiao Zhong Road,

Chaoyang District, Beijing, P.R.China

Fax: +86 10 6437 4251

IN WITNESS WHEREOF, the Parties hereto have executed this Supplementary Agreement as of the date first above written.

QIMING VENTURE PARTNERS, L.P., a Cayman Islands exempted limited partnership

By:	QIMING GP, L.P., a Cayman Islands exempted limited partnership
Its:	General Partner

By:	QIMING CORPORATE GP, LTD., a Cayman Islands company
Its:	General Partner

	By:	/s/ Managing Director
	Its:	Managing Director

QIMING MANAGING DIRECTORS FUND, L.P., a Cayman Islands exempted limited partnership

By:	QIMING CORPORATE GP, LTD., a Cayman Islands company
Its:	General Partner

By:	/s/ Managing Director
Its:	Managing Director

Contacts:

11400 SE Sixth Street
Suite 100, Bellevue, Washington 98004
Atten:	John Zagula
Phone:	(425) 709-0772
Fax:	(425) 709-0798

IN WITNESS WHEREOF, the Parties hereto have executed this Supplementary Agreement as of the date first above written.

IGNITION VENTURE PARTNERS III, L.P., a Delaware limited partnership

By:	IGNITION GP III, LLC, a Delaware limited liability company
Its:	General Partner

By: /s/ Managing Director
Its: Managing Director

IGNITION MANAGING DIRECTORS FUND III, LLC, a Delaware limited liability company

By:	/s/ Managing Director
Its:	Managing Director

Contacts:

11400 SE Sixth Street
Suite 100, Bellevue, Washington 98004
Atten:	John Zagula
Phone:	(425) 709-0772
Fax:	(425) 709-0798

IN WITNESS WHEREOF, the Parties hereto have executed this Supplementary Agreement as of the date first above written.

STARR INTERNATIONAL CAYMAN, INC

By:	/s/ Michael J. Horvath
Name:	Michael J. Horvath
Title:	Associate Counsel

Contacts:

Suite 1405-7, Two Exchange Square
8 Connaught Place, Central, Hong Kong
Atten: Mr Cesar Zalamea / Ms Elaine Zong
Email Address: elainezong@starrintl-asia.com
Fax: (852) 2905-1555

IN WITNESS WHEREOF, the Parties hereto have executed this Supplementary Agreement as of the date first above written.

SIG CHINA INVESTMENTS ONE, LTD.

By:	/s/ Michael L. Spolan
Name:	Michael L. Spolan
Title:	Vice President
SIG Asia Investment LLLP
authorized agent for
SIG China Investments One, Ltd.

Contacts:

Suite 1504-05, Corporate Avenue
222 Hui Bin Road
Shanghai, China 200021
Fax: +86 21 61223488
Attn: Sharon Poh
Email Address: sharon.poh@sig.com

With a copy to:
Michael L. Spolan
Susquehanna Asia Investment, LLP
101 California Street, Suite 3250
San Francisco, CA 94111

IN WITNESS WHEREOF, the Parties hereto have executed this Supplementary Agreement as of the date first above written.

JAFCO ASIA TECHNOLOGY FUND II

By	/s/ Hiroshi Yamada
Name:	Hiroshi Yamada
Title:	Attorney

Contacts:

c/o JAFCO Investment (Asia Pacific) Ltd
6 Battery Road
#42-01 Singapore 049909
Fax: +65 6221-3690
Attn: The President

With a copy to:
JAFCO Investment (Hong Kong) Ltd.
30/F Two International Finance Centre
8 Finance Street
Central Hong Kong
Fax: +852 2536-1979
Attn: General Manager

IN WITNESS WHEREOF, the Parties hereto have executed this Supplementary Agreement as of the date first above written.

INVESTOR INVESTMENTS ASIA LIMITED

By:	/s/Nicola McGall
Name:	Nicola McGall
Title:	“A” DIRECTOR

INVESTOR GROUP ASIA LP

By:	/s/Nicola McGall
Name:	Nicola McGall
Title:	“A” DIRECTOR

Contacts:

Canada Court, Upland Road
St Peter Port
Guernsey, GY1 3BQ
Fax: +44 1481 732 616
Attn: Ms. Lisa Crawford
With an e-mail copy in PDF format to:
paul.choo@investorab.com,
investorab@abacusglobal.com,
marc.hollander@investorab.com,
robert.deheus@investorab.com and AMO@investorab.com

SCHEDULE A

SCHEDULE OF OPTIONS

A-1

Series B Investor	Options Shares to be Granted to Song Wang	Options Shares to be Granted to Jean Kou
Qiming Venture Partners, L.P.	346,496	283,497
Qiming Managing Directors Fund, L.P.	5,180	4,238
Ignition Venture Partners III, L.P.	146,437	119,812
Ignition Managing Directors Fund III, LLC	4,280	3,502
Starr International Cayman, Inc.	418,662	342,542
SIG China Investments One, Ltd	125,598	102,762
JAFCO Asia Technology Fund II	41,866	34,254
Intel Capital Corporation	83,732	68,508
Investor Investments Asia Limited	103,424	84,620
Investor Group Asia LP	44,325	36,265
TOTAL	1,320,000	1,080,000

A-2

Series B Investor	Options Shares to be Granted to Song Wang	Options Shares to be Granted to Jean Kou
Qiming Venture Partners, L.P.	420,744	344,245
Qiming Managing Directors Fund, L.P.	6,290	5,146
Ignition Venture Partners III, L.P.	154,573	126,469
Ignition Managing Directors Fund III, LLC	4,518	3,697
Starr International Cayman, Inc.	418,662	342,541
SIG China Investments One, Ltd	125,598	102,762
JAFCO Asia Technology Fund II	41,866	34,254
Investor Investments Asia Limited	103,424	84,620
Investor Group Asia LP	44,325	36,265
TOTAL	1,320,000	1,080,000

SCHEDULE B

REPURCHASED SERIES B PREFERRED SHARES

Series B Investor	No. of Series B Preferred Shares to be Repurchased
Qiming Venture Partners, L.P.	318,745
Qiming Managing Directors Fund, L.P.	4,765
Ignition Venture Partners III, L.P.	117,100
Ignition Managing Directors Fund III, LLC	3,423
Starr International Cayman, Inc.	317,166
SIG China Investments One, Ltd	95,151
JAFCO Asia Technology Fund II	31,717
Investor Investments Asia Limited	78,353
Investor Group Asia LP	33,580
TOTAL	1,000,000

SECOND SUPPLEMENTARY AGREEMENT

This SECOND SUPPLEMENTARY AGREEMENT (this “Agreement”) is made as of May 14, 2010 by and among CHINACACHE INTERNATIONAL HOLDINGS LTD., a company incorporated in the Cayman Islands (the “Company”); CONSOLIDATED CAPITAL HOLDINGS, LTD., an exempted company incorporated under the laws of the British Virgin Islands (“CCH”); SONG WANG, an individual with PRC Identification Card No.:           ; XIAO HONG KOU, an individual with PRC Identification Card No.:           ; STARR INTERNATIONAL CAYMAN, INC. (“Starr”), and the Series B Investors listed on Schedule A hereto (each a “Series B Investor” and collectively the “Series B Investors”).  Song Wang and Xiao Hong Kou shall collectively be referred to as the “Founders” and each individually referred to as a “Founder”. The Company, CCH, the Founders, Starr and the Series B Investors shall collectively be referred to as the “Parties” and each individually referred to as a “Party”.

RECITALS

A.            On April 20, 2007, the Company, CCH, the Founders, and the then-current holders of Series B preferred shares of the Company (the “Series B Preferred Shares”) entered into an option agreement (the “Original Agreement”), pursuant to which on the date that the Company delivers the audited consolidated financial statements for the fiscal year ending on December 31, 2007, if the gross revenues (less tax) reflected in such financial statements reaches certain milestone (the “Revenue Milestone”), the then-current holders of Series B Preferred Shares shall grant to the Key Parties options (the “Options”) to purchase 3,400,000 Ordinary Shares of the Company (the “Option Shares”) held by the then-current holders of Series B Preferred Shares.  All capitalized terms used herein without definition herein shall have the meanings ascribed to them in the Original Agreement.

B.            In July 2009, a supplementary agreement to the Original Agreement (the “Option Supplementary Agreement”) was executed, which provides, among other things, that: (1) the holders of Series B Preferred Shares acknowledge that the Company has achieved the Revenue Milestone; (2) the total number of Option Shares issuable to the Founders upon their full exercise of the Options shall be reduced from 3,400,000 to 2,400,000; and (3) since Intel Capital Corporation transferred all of its Series B Preferred Shares to Qiming Venture Partners, L.P. and Qiming Managing Directors Fund, L.P. (collectively “Qiming”), therefore, Qiming shall assume Intel Capital Corporation’s liability under the Original Agreement.

C.            On April 30, 2010, a Sale and Purchase Agreement (the “Sale and Purchase Agreement”) was entered into by and among Starr, Qiming, Ignition Venture Partners III, L.P. and Ignition Managing Directors Fund III, LLC (“Ignition”), Investor Investments Asia Limited and Investor Group Asia LP (“IGC Asia”), SIG China Investments One, Ltd. (“SIG”), and Tiger Partners, L.P. (“Tiger”, together with Qiming, Ignition, SIG, Tiger and IGC Asia, the “Buyers”).  Pursuant to the Sale and Purchase Agreement, Starr agreed to sell, and the Buyers agreed to purchase, 25,298,900 Series B Preferred Shares and 2,372,825 Series C-2 Preferred Shares of the Company (the “Starr Transfer”).  Upon completion of the Starr Transfer, the title to, beneficial ownership of, and any risk, obligations, rights, benefits, privileges attaching or accruing to the

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25,298,900 Series B Preferred Shares and 2,372,825 Series C-2 Preferred Shares shall be passed to the Buyers with respect to the shares each Buyer has purchased under the Starr Transfer.

D.            The Parties hereby wish to enter into this Agreement to further amend the Original Agreement and the Option Supplementary Agreement to reflect the Starr Transfer.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Parties agree as follows:

1.             Amendment to Option Shares.  The Parties agree that, due to the Starr Transfer, the Options and the number of corresponding Option Shares issuable to the Founders by the current Series B Investors shall be amended (the “Amendment to Option Shares”).  Immediately after the Starr Transfer becomes effective, Schedule A-1 and Schedule A-2 of the Option Supplementary Agreement shall be deleted in their entirety and shall be replaced by that shown on Schedule A hereto.  The Amendment to Option Shares shall take effect from May 4, 2010,  the date of closing of the Starr Transfer (“Starr Transfer Closing Date”).

2.             Tiger’s Accession to the Original Agreement and Option Supplementary Agreement.  Tiger hereby agrees and covenants that, with effect from the Starr Transfer Closing Date, it acceded to the Original Agreement and the Option Supplementary Agreement, and it is bound by the terms of the Original Agreement and the Option Supplementary Agreement in relation to its portion of Option Shares as set forth opposite its name in Schedule A hereto (the “Tiger Option Shares”).  As soon as practicable following the execution of this Agreement, Tiger shall deliver to each Founder the Notice, in the form attached as Schedule A of the Original Agreement, reflecting the respective number of Tiger Option Shares granted to such Founder.

3.             Release of Starr.  The Parties agree that, with effect from the Starr Transfer Closing Date, Starr shall be released and discharged from any further obligation under the Original Agreement and the Option Supplementary Agreement and from all liabilities, claims and demands howsoever arising thereunder, and each of the Buyers shall accept the liability of Starr under the Original Agreement and the Option Supplementary Agreement with respect to the shares such Buyer has purchased under the Starr Transfer.

4.             Incorporation and Interpretation.

4.1           Except to the extent expressly amended by the provisions of this Agreement, the terms and conditions of the Original Agreement and the Option Supplementary Agreement and all other instruments and agreements executed, delivered or entered into thereunder or pursuant thereto are hereby confirmed and shall remain in full force and effect.

4.2           The Original Agreement, the Option Supplementary Agreement and this Agreement shall be read and construed as one document and this Agreement shall be considered to be part of the Original Agreement and the Option Supplementary Agreement.  Accordingly, the term “Agreement” as used in the Original Agreement, and all references to the Original Agreement, howsoever expressed, in all other instruments and agreements executed thereunder or pursuant thereto, shall for all purposes refer to the Original Agreement as amended by the Option Supplementary Agreement and this Agreement.

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5.             Governing Law.  This Agreement shall be governed in all respects by the laws of the Hong Kong Special Administrative Region without regard to conflicts of law principles.

6.             Dispute Resolution.

6.1           Negotiation Between Parties; Mediations.  The Parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement.  If the negotiations do not resolve the dispute to the reasonable satisfaction of the relevant Parties, then each Party to the dispute that is a company shall nominate one (1) authorized officer as its representative.  The relevant Parties or their representatives, as the case may be, shall, within thirty (30) days of a written request by either Party to call such a meeting, meet in person and alone (except for one (1) assistant for each Party) and shall attempt in good faith to resolve the dispute.  If the disputes cannot be resolved by such senior managers in such meeting, the Parties agree that they shall, if requested in writing by either Party, meet within thirty (30) days after such written notification for one (1) day with an impartial mediator and consider dispute resolution alternatives other than formal arbitration.  If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one (1) day mediation, either Party to the dispute may begin formal arbitration proceedings to be conducted in accordance with Section 5.2 below.  This procedure shall be a prerequisite before taking any additional action hereunder.

5.2           Arbitration.  In the event the Parties are unable to settle a dispute between them regarding this Agreement in accordance with subsection (a) above, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (“UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (b), subject to the following: (i) the arbitration tribunal shall consist of one (1) arbitrator to be appointed according to the UNCITRAL Rules; and (ii) the language of the arbitration shall be English.  Notwithstanding anything in this Agreement or in the UNCITRAL Rules or otherwise, the arbitration tribunal shall not have the power to award injunctive relief or any other equitable remedy of any kind against any Series B Investor unless such award both (x) is expressly appealable to and subject to de novo review by the courts of Hong Kong, and (y) would not, if upheld, have the effect of impairing, restricting, or imposing any conditions on the right or ability of such Series B Investor or any of its Affiliates to conduct its respective business operations or to make or dispose of any other investments.  The prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.             JAFCO Rights.  Any rights of JAFCO under this Agreement may, without prejudice to the rights of JAFCO to exercise any such rights, be exercised by JAFCO Investment (Asia Pacific) Ltd. (“JIAP”) or any other fund manager of JAFCO or their nominees (“JAFCO Manager”), unless JAFCO has (a) given notice to the other parties that any such rights cannot be exercised by JIAP or a JAFCO Manager; and (b) not given notice to the other parties that such notice which is given under this Section 7 has been revoked.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

/s/ Song Wang		/s/ Xiong-Hong Kou
Song Wang , as an individual		Xiao-Hong Kou , as an individual

CONSOLIDATED CAPITAL HOLDINGS, LTD.		CHINACACHE INTERNATIONAL HOLDINGS LTD.

By	/s/ Xiao-Hong Kou	By	/s/ Song Wang
Name:		Name:
Title:		Title:

Contacts:

6th Floor, Tower A, Xingke Plaza,

No. 10, Jiuxianqiao Zhong Road,

Chaoyang District, Beijing, P.R.China

Fax: +86 10 6437 4251

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

QIMING VENTURE PARTNERS, L.P., a Cayman Islands exempted limited partnership

By:	QIMING GP, L.P., a Cayman Islands exempted limited partnership
Its:	General Partner

	By:	QIMING CORPORATE GP, LTD., a Cayman Islands company
	Its:	General Partner

		By:	/s/ Robert Headley
		Its:	Managing Director

QIMING MANAGING DIRECTORS FUND, L.P., a Cayman Islands exempted limited partnership

By:	QIMING CORPORATE GP, LTD., a Cayman Islands company
Its:	General Partner

	By:	/s/ Robert Headley
	Its:	Managing Director

Contacts:

11400 SE Sixth Street
Suite 100, Bellevue, Washington 98004
Atten:	John Zagula
Phone:	(425) 709-0772
Fax:	(425) 709-0798

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

IGNITION VENTURE PARTNERS III, L.P., a Delaware limited partnership

By:	IGNITION GP III, LLC, a Delaware limited liability company
Its:	General Partner

	By:	/s/ Robert Headley
	Its:	Managing Director

IGNITION MANAGING DIRECTORS FUND III, LLC, a Delaware limited liability company

By:	/s/ Robert Headley
Its:	Managing Director

Contacts:

11400 SE Sixth Street
Suite 100, Bellevue, Washington 98004
Atten:	John Zagula
Phone:	(425) 709-0772
Fax:	(425) 709-079

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

STARR INTERNATIONAL CAYMAN, INC.

By:	/s/ Cesar Cabreza Zalamea
Name:	Cesar Cabreza Zalamea
Title:	Authorized Signatory

Contacts:

Baarerstrasse 101
6300 Zug
Switzerland
Attention: Stuart Osborne

With copy by email to:
stuart.osborne@starrintl.com

With copy to:
c/o C.V. Starr Investment Advisors
(Asia) Limited
Suite 1901 & 1907-08, 19/F Central Plaza,
18 Harbour Road, Wanchai,
Hong Kong
Attention: John Lin / Jeffrey Lau
Fax Number: +852 2905 1555
With an email copy in PDF format to:
john.lin@cvstarr.com and
jeffrey.lau@cvstarr.com

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

TIGER PARTNERS, L.P.

By:	/s/ Michael Treisman
Name:	Michael Treisman
Title:	Authorized Signatory

Contacts:

c/o Tiger Management L.L.C.
101 Park Avenue
New York, New York 10178
Attention: General Counsel
Fax: (646) 417-7809
With an email copy in PDF format to:
michael.treisman@tigerfund.com

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

SIG CHINA INVESTMENTS ONE, LTD.

By:	/s/ Michael L. Spolan
Name:
Title:

Contacts:

Suite 1504-05, Corporate Avenue
222 Hui Bin Road
Shanghai, China 200021
Fax: +86 21 61223488
Attn: Tim Gong
Email Address: sharon.poh@sig.com

With a copy to:
Michael L. Spolan
Susquehanna Asia Investment, LLP
101 California Street, Suite 3250
San Francisco, CA 94111

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

JAFCO ASIA TECHNOLOGY FUND II

By	/s/ Hiroshi Yamada
Name:	Hiroshi Yamada
Title:	Attorney

Contacts:

c/o JAFCO Investment (Asia Pacific) Ltd
6 Battery Road
#42-01 Singapore 049909
Fax: +65 6221-3690
Attn: The President

With a copy to:
JAFCO Investment (Hong Kong) Ltd.
Beijing Representative Office
Room 817
Beijing Fortune Building No. 5
Dong San Huan Bei Lu
Chao Yang District, Beijing 100004, China
Fax: +8610 6590 9729
Attention: Chief Representative

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTOR INVESTMENTS ASIA LIMITED

By:	/s/ Nicola McGall
/s/ Robert de Heus
Name:
Title:

INVESTOR GROUP ASIA LP

By:	/s/ Nicola McGall
/s/ Robert de Heus
Name:
Title:

Contacts:

Canada Court, Upland Road
St Peter Port
Guernsey, GY1 3BQ
Fax: +44 1481 744 554
Attn: Ms. Lisa Barnett
With an e-mail copy in PDF format to: paul.choo@investorab.com, investorab@rbc.com, robert.deheus@investorab.com and AMO@investorab.com

SCHEDULE A

SCHEDULE OF OPTIONS

Series B Investor	Options Shares to be Granted to Song Wang	Options Shares to be Granted to Jean Kou
Qiming Venture Partners, L.P.	499,670	408,821
Qiming Managing Directors Fund, L.P.	7,470	6,111
Ignition Venture Partners III, L.P.	163,221	133,545
Ignition Managing Directors Fund III, LLC	4,771	3,904
SIG China Investments One, Ltd	224,495	183,677
JAFCO Asia Technology Fund II	41,866	34,254
Investor Investments Asia Limited	149,576	122,380
Investor Group Asia LP	64,104	52,449
Tiger Partners, L.P.	164,827	134,859
TOTAL	1,320,000	1,080,000